INTERVEST BANCSHARES CORPORATION

                            (a Delaware corporation)

                        1,250,000 Shares of Common Stock


                             UNDERWRITING AGREEMENT
                             ----------------------


This Underwriting Agreement is made and entered into this 10th day of August, 2005 by and between Intervest Bancshares Corporation, a Delaware corporation (the "Company") and Ryan Beck & Co., Inc. ("Ryan Beck") as representative of the co-managers and the underwriters named in Schedule I hereto (such syndicate of
underwriters collectively referred to as the "Underwriters").   The Company
hereby confirms its agreement with the Underwriters with respect to the issue and sale by the Company and the purchase by the Underwriters of 1,250,000 shares (the "Initial Securities") of the Company's $1.00 par value Class A common stock ("Common Stock"). The Company also proposes to issue and sell to the Underwriters, at the Underwriters' option, up to an additional 187,500 shares of Common Stock (the "Option Securities") as set forth herein. The term "Securities" as used herein, unless indicated otherwise, shall mean the Initial Securities and the Option Securities.

The public offering price for the Securities, the purchase price to be paid by the Underwriters for the Securities, and the number of Securities to be sold to the Underwriters by the Company shall be agreed upon by the Company and the Underwriters, and such agreement shall be set forth in a separate written instrument substantially in the form of EXHIBIT A hereto (the "Price
                                        ---------
Determination Agreement"). The Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication between the Company and the Underwriter and shall specify such applicable information as is indicated in EXHIBIT A hereto. The offering of the Securities will be governed
             ---------
by this Agreement, as supplemented by the Price Determination Agreement. From and after the date of the execution and delivery of the Price Determination Agreement, this Agreement shall be deemed to incorporate, and all references herein to "this Agreement" shall be deemed to include, the Price Determination Agreement.

The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (File No. 333-126493) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus, and, if such registration statement has not become effective, the Company will prepare and file, prior to the effective date of such registration statement, an amendment to such registration statement, including a final prospectus. Each prospectus used before the time such registration statement becomes effective is herein called a "preliminary prospectus." Such registration statement, at the time it becomes effective, is herein called the "Registration Statement," and the prospectus, included in the Registration Statement at the time it becomes effective is herein called the "Prospectus," except that, if any revised prospectus provided to the Underwriter by the Company for use in connection with the offering of the

Securities differs from the prospectus included in the Registration Statement at the time it becomes effective (whether or not such prospectus is required to be filed pursuant to Rule 424(b) under the 1933 Act ("Rule 424(b)"), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first furnished to the Underwriters for such use and distributed by the Underwriters.

The Company understands that the Underwriter proposes to make a public offering of the Securities (the "Offering") as soon as possible after the Registration Statement becomes effective. The Underwriters may assemble and manage a selling group of broker-dealers that are members of the National Association of Securities Dealers, Inc. ("NASD") to participate in the solicitation of purchase orders for the Securities. It is acknowledged and agreed in connection with the proposed Offering, that (i) the Underwriter is not acting as a financial advisor to the Company and, except as specifically contemplated by the Underwriting Agreement, the Underwriter owes no duties (fiduciary or other) to the Company in connection with any aspect of the Offering of the Securities (including, without limitation, the structuring, marketing, timing, pricing, offering, allocation and distribution of the Securities) or any related matters; and (ii) the Underwriter has advised the Company that the Underwriter has agreements, arrangements, understandings and other relationships with and owe duties and obligations to third parties, including potential purchasers of the Securities, that may create or exacerbate actual, potential or apparent conflicts of interest between the issuer and the Underwriter.

          Section  1.     Representations  and  Warranties.
                          --------------------------------

          (a) The Company represents and warrants to and agrees with the Underwriters that:

          (i) The Company meets the requirements for use of Form S-1 under the 1933 Act and, when the Registration Statement on such form shall become effective and at all times subsequent thereto up to the Closing Time referred to below (and, with respect to the Option Securities, up to the "Option Closing Time" referred to below), (A) the Registration Statement and any amendments and supplements thereto will comply in all material respects with the requirements of the 1933 Act and the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"); (B) neither the Registration Statement nor any amendment or supplement thereto will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (C) neither the Prospectus nor any amendment or supplement thereto will include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use in the Registration Statement or the Prospectus. The statements contained under the caption "Underwriting" in the Prospectus constitute the only information furnished to the Company in writing by the Underwriter expressly for use in the Registration Statement or the Prospectus.


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
          (ii) Documents previously filed either with the Commission, or, if filed by Intervest National Bank (the "Bank"), with the Federal Reserve System (the "FRB"), the Office of the Comptroller of the Currency (the "OCC") or the Federal Deposit Insurance Corporation (the "FDIC"), as predecessor filer to the Company, complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") as adopted by the appropriate federal banking regulator and, when read together and with the other information in the Prospectus, at the time the Registration Statement becomes effective and at all times subsequent thereto up to the Closing Time (and with respect to the Option Securities, up to the "Option Closing Time" referred to below), will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, in each case after excluding any statement that does not constitute a part of the Registration Statement or the Prospectus pursuant to Rule 412 of the 1933 Act Regulations.

          (iii) Hacker, Johnson & Smith ("Hacker Johnson"), who is reporting upon the audited financial statements of the Company included or incorporated by reference in the Registration Statement, has advised the Company that it is an independent registered public accountant as required by the 1933 Act and the 1933 Act Regulations and the Public Company Accounting Oversight Board ("PCAOB"), and Hacker Johnson is, with respect to the Company and each of its subsidiaries, independent certified public accountants. Eisner LLP, who is reporting upon the audited financial statements of Intervest Mortgage Corporation, has advised the Company that it is an independent registered public accountant as required by the 1933 Act and the 1933 Act Regulations and the PCAOB, and Eisner LLP is, with respect to Intervest Mortgage Corporation and each of its subsidiaries, independent certified public accountants.

          (iv) The consolidated financial statements of the Company, audited and, if any, unaudited (including the notes thereto), included or incorporated by reference in the Registration Statement present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and its subsidiaries for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise stated therein. The financial statement schedules, if any, included in the Registration Statement present fairly the information required to be stated therein. The selected financial, pro forma and statistical data included in the Prospectus are accurate in all material respects and present fairly the information shown therein and have been compiled on a basis consistent with that of the audited and, if any, unaudited consolidated financial statements included or incorporated by reference in the Registration Statement. The consolidated financial statements audited and, if any, unaudited (including the notes thereto relied upon by Hacker Johnson in preparing the Company's consolidated financial statements), present fairly the consolidated financial position of Intervest Mortgage Corporation and its subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of Intervest Mortgage Corporation and its subsidiaries for the periods specified. Such financial statements of Intervest Mortgage Corporation have


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
     been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise stated therein. The tables and other information included in the Prospectus are in accordance with the requirements of SEC Industry Guide 3, fairly present the information shown therein and any quarterly information omitted from the Prospectus in reliance on Guide 3, General Instruction 3, does not reflect any material change from the last annual period included therein and the omission of this non-material quarterly financial information does not render the Guide 3 information provided therein misleading in any material respect.

          (v) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus. Each direct and indirect subsidiary of the Company is an entity duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described on the prospectus. Each of the Company and its direct and indirect subsidiaries is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the results of operations, the condition (financial or otherwise), earnings, business affairs, operations, stockholders' equity, assets, or business prospects of the Company and its subsidiaries, considered as one enterprise or the ability of the Company to consummate the transactions contemplated herein (a "Material Adverse Effect").

          (vi) The Company is duly registered with the Board of Governors of the Federal Reserve System as a financial holding company under the Bank Holding Company Act of 1956, as amended. The Bank is an OCC chartered commercial bank subsidiary of the Company; and the deposit accounts of the Bank are insured by the Bank Insurance Fund of the FDIC up to the maximum allowable limits thereof. The Company has all such power, authority, authorization, approvals and orders as may be required to enter into this Agreement to carry out the provisions and conditions hereof and thereof and to issue and sell the Securities.

          (vii) All of the outstanding shares of capital stock of the Bank and Intervest Mortgage Corporation and each of the Company's other subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Company directly or indirectly, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

          (viii) Except for the Bank, Intervest Mortgage Corporation, Intervest Securities Corporation, Intervest Statutory Trust I, Intervest Statutory Trust II, Intervest Statutory Trust III and Intervest Statutory Trust IV, the Company does not have any "significant subsidiaries" as defined in Rule 1-02 of Regulation S-X of the Commission.


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
          (ix) The Company had at the date indicated a duly authorized and outstanding capitalization as set forth in the Prospectus under the caption "Description of Our Securities." The capital stock, trust preferred securities and other securities of the Company and the subordinated debentures of Intervest Mortgage Corporation conform in all material respects to the description thereof contained or incorporated by reference in the Prospectus and such description conforms to the rights set forth in the instruments defining the same. Except as described in the Prospectus, there are no outstanding rights (contractual or otherwise), warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock of or other equity interest in the Company.

          (x) This Agreement has been duly authorized, executed and delivered by the Company and, when duly executed by the Underwriter, will constitute the valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

          (xi) The Securities have been duly and validly authorized by the Company for issuance and sale to the Underwriter pursuant to this Agreement and, when issued and delivered by the Company to the Underwriter pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and non-assessable. The Securities conform in all material respects to the description thereof in the Prospectus, and such description conforms in all material respects to the rights set forth in the instruments defining the same; and the issuance of the Securities is not subject to any preemptive or other similar rights.

          (xii) The issuance and sale of the Securities pursuant to this Agreement by the Company and the compliance by the Company with all of the provisions of the Agreement and the consummation of the transactions therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed as an exhibit to the Registration Statement to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation or Bylaws of the Company or any federal statute, rule, regulation, Delaware law or regulation or any Delaware governmental agency or body having jurisdiction over the Company or any of its subsidiaries, or any order of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets.

          (xiii) The issuance and sale of the Securities by the Company, the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the


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
     Company or any of its properties; and no consent, approval, authorization, order, license, certificate, permit, registration or qualification of or with any such court or other governmental agency or body is required to be obtained by the Company for the issue and sale of the Securities by the Company, or the consummation by the Company of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations, licenses, certificates, permits, registrations or qualifications as have already been obtained, or as may be required under the 1933 Act or the 1933 Act Regulations, the Rules and Regulations of the NASD or the state securities laws.

          (xiv) Each person who is an executive officer or director of the Company or a director or officer of the Bank or Intervest Mortgage Corporation has agreed to sign an agreement substantially in the form attached hereto as EXHIBIT B (the "Lock-up Agreements"). The Company has
                        ---------
     provided to counsel for the Underwriter true, accurate and complete copies of all of the Lock-up Agreements presently in effect or effected hereby. The Company hereby represents and warrants that it will not release any of its officers, directors or other shareholders from any Lock-up Agreements currently existing or hereafter effected without the prior written consent of the Underwriter.

          (xv) The Company has not engaged in any activity that would result in the Company being, and after giving effect to the offering and sale of the Securities, the Company will not be, an "investment company," or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

          (xvi) All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable, and are not subject to the preemptive rights of any stockholder of the Company.

          (xvii) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has not been (A) any material adverse change in the results of operations, condition (financial or otherwise), earnings, business affairs, stockholders' equity, assets or business prospects of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Change"), (B) any transaction entered into by the Company or any subsidiary thereof, other than in the ordinary course of business, that is material to the Company and its subsidiaries, considered as one enterprise, or (C) any dividend or distribution of any kind declared, paid or made by the Company on its capital stock. None of the Company, the Bank, Intervest Mortgage Corporation or any other subsidiary of the Company has any material liability of any nature, contingent or otherwise, except as set forth in the Registration Statement and the Prospectus.

          (xviii) Neither the Company, the Bank, Intervest Mortgage Corporation nor any other direct or indirect subsidiary of the Company is in violation of any provision of its certificate of incorporation, charter, certificate of trust, trust agreement or bylaws, as applicable, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound or to which any of its respective properties may be subject, except for such defaults that, individually or in the aggregate, would not have a Material Adverse Effect.

          (xix) Except as disclosed in the Prospectus, there is no action, suit, proceeding or investigation before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Company, threatened against the Company, the Bank or any other subsidiary that is required to be disclosed in the Prospectus or that could reasonably be expected to result in a Material Adverse Change, or that could reasonably be expected to have a Material Adverse Effect on the properties or assets of the Company and its subsidiaries, considered as one enterprise, or that could reasonably be expected materially and adversely to affect the consummation of the transactions contemplated in this Agreement; all pending legal or governmental proceedings to which the Company, the Bank or any other direct or indirect subsidiary is a party that are not described in the Prospectus, including ordinary routine litigation incidental to its business, if decided in a manner adverse to the Company, would not have a Material Adverse Effect.

          (xx) There are no contracts or documents of the Company or any subsidiaries of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.

          (xxi) Each of the Company and its direct and indirect subsidiaries, including the Bank, has good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as (A) are described in the Prospectus or (B) are neither material in amount nor materially significant in relation to the business of the Company and its subsidiaries, considered as one enterprise; all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise are in full force and effect, and none of the Company, the Bank, Intervest Mortgage Corporation or any other subsidiary has any notice of any material claim that has been asserted by anyone adverse to the rights of the Company, the Bank, Intervest Mortgage Corporation or any other subsidiary under any such lease or sublease or affecting or questioning the rights of such corporation to the continued possession of the leased or subleased premises under any such lease or sublease.

          (xxii) Each of the Company and its direct and indirect subsidiaries, owns, possesses or has obtained all material governmental licenses, permits, certificates, consents, orders, approvals and other authorizations and have made all filings, applications and registrations necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted; all such licenses, permits, certificates, consents, orders, approvals and authorizations are valid and in full force and effect, except where the invalidity would not have a Material Adverse Effect and none of the Company, the Bank, Intervest Mortgage Corporation or any other subsidiary has received any notice of any restriction upon, or any notice of proceedings relating to revocation or modification of, any such licenses, permits, certificates,


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     consents, orders, approvals or authorizations. Neither the Company, nor any of its direct or indirect subsidiaries is a party to or subject to any order, decree, directive, agreement, memorandum of understanding or similar arrangement with, or a commitment letter, supervisory letter or similar submission to, the OCC, the FRB, the FDIC, the SEC, the NASD or any other governmental entity charged with the supervision or regulation of depository institutions or engaged in the insurance of deposits (including the FDIC) or the supervision or regulation of it or any of its subsidiaries and neither the Company nor any of its subsidiaries has been advised by any of the aforementioned governmental entities that such governmental entity is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, directive, agreement, memorandum of understanding, commitment letter, supervisory letter or similar submission.

          (xxiii) No labor problem with the employees of the Company, the Bank, Intervest Mortgage Corporation or any other direct or indirect subsidiary of the Company exists or, to the best knowledge of the Company, is imminent such that it could result in a Material Adverse Effect, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its, the Bank's or any other subsidiary's principal suppliers, contractors or customers that could reasonably be expected to result in a Material Adverse Effect.

          (xxiv) Except as disclosed in the Prospectus, there are no persons with registration or other similar rights to have any securities of the Company registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

          (xxv) Except as disclosed in the Prospectus, the Company and its direct and indirect subsidiaries, including the Bank, own or possess all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets or other unpatented and/or unpatentable proprietary or confidential information systems or procedures), trademarks, service marks and trade names (collectively, "Patent and Proprietary Rights") currently employed by them in connection with the business now operated by them except where the failure to own, possess or acquire such Patent and Proprietary Rights would not have a Material Adverse Effect. Neither the Company, the Bank nor any other subsidiary has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Patent and Proprietary Rights, and which infringement or conflict (if the subject of any unfavorable decision, rule and refinement, singly or in the aggregate) could reasonably be expected to result in any Material Adverse Change.

          (xxvi) The Company and each subsidiary of the Company have filed all federal, state and local income, franchise or other tax returns required to be filed and have made timely payments of all taxes due and payable in respect of such returns, and no material deficiency has been asserted with respect thereto by any taxing authority.

          (xxvii) The Company's common stock is listed on the NASDAQ National Market. The Company has filed with the NASD or the NASDAQ Stock Market all documents and notices required by the NASD or the NASDAQ Stock Market of companies that have issued securities that are traded in the over-the-counter market and quotations for which are reported by the NASDAQ National Market.


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
          (xxviii) None of the Company, the Bank, Intervest Mortgage Corporation or any other subsidiary of the Company has taken or will take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation, under the 1934 Act or otherwise, of the price of the Securities or the Common Stock.

          (xxix) None of the Company, the Bank, Intervest Mortgage Corporation or any direct or indirect subsidiary is or has been (by virtue of any action, omission to act, contract to which it is a party or by which it is bound, or any occurrence or state of facts whatsoever) in violation of any applicable foreign, federal, state, municipal or local statutes, laws, ordinances, rules, regulations and/or orders issued pursuant to foreign, federal, state, municipal or local statutes, laws, ordinances, rules, or regulations (including those relating to any aspect of securities registration or issuance, banking, bank holding companies, consumer credit, truth-in-lending, truth-in-savings, usury, currency transaction reporting, anti-money laundering and customer identification regulations, applicable state corporate law, environmental protection, transactions with affiliates, occupational safety and health and equal employment practices) heretofore or currently in effect, except such violations that have been fully cured or satisfied without recourse or that in the aggregate will not have a Material Adverse Effect.

          (xxx) None of the Company, the Bank, Intervest Mortgage Corporation or any other subsidiary has any agreement or understanding with any person (A) concerning the future acquisition by the Company or the Bank of a controlling interest in any entity or (B) concerning the future acquisition by any person of a controlling interest in the Company, the Bank or any other subsidiary, in either case that is required by the 1933 Act or the 1933 Act Regulations to be disclosed by the Company that is not disclosed in the Prospectus.

          (xxxi) Except for information provided in writing to the Company by the Underwriter about the Underwriter for use in the Prospectus, the Company has not relied upon the Underwriter or its legal or other advisors for any legal, tax, accounting or financial advice in connection with the Offering or otherwise. The Company understands that it may seek the advice of its own advisors with respect to these matters or other matters related to the Offering of the Securities.

          (b) Any certificate signed by any authorized officer of the Company or the Bank and delivered to the Underwriter or to counsel for the Underwriter pursuant to this Agreement shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby.


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
          Section 2.     Sale and Delivery to the Underwriters; Closing.

          (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, the number of Initial Securities set forth across from the name of each Underwriter on Schedule I at the purchase price and terms set forth herein and in the Price Determination Agreement.

          In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters to purchase all or a portion of the Option Securities in accordance with the terms set forth herein and in the Price Determination Agreement. The option hereby granted will expire at 5:00 p.m. on the 30th day after the date the Registration Statement is declared effective by the Commission (or at 5:00 p.m. on the next business day following the 30th day if such 30th day is not a business day) and may be exercised, solely for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by Ryan Beck as representative of the co-managers and the Underwriters to the Company setting forth the number of Option Securities as to which the Underwriters are exercising the option and the time, date and place of payment and delivery for the Option Securities. In the event and to the extent the Underwriters elect to purchase the Option Securities as provided herein, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company in accordance with the terms set forth herein and in the Price Determination Agreement, that portion of the number of Option Securities as to which such Underwriter shall have been exercised (as adjusted to eliminate fractional shares) determined by multiplying such number of Option Securities by a fraction, the numerator of which is the maximum number of Option Securities which such Underwriter is entitled to purchase set forth opposite the name of such Underwriter on Schedule I hereof and the denomination of which is the maximum numbers of Option Securities that all of the Underwriters are entitled to purchase hereunder. Such time and date of delivery (the "Option Closing Date") shall be determined by Ryan Beck as representative of the co-managers and the Underwriters but shall not be later than five full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined, nor earlier than the second business day after the date on which the notice of the exercise of the option shall have been given.

          (b) Payment of the purchase price for, and delivery of certificates for, the Common Stock issuable in connection with the Initial Securities shall be made at such place as shall be agreed upon by the Company, at 9:30 a.m. on the third full business day after the effective date of the Registration Statement, or at such other time not earlier than three or more than ten full business days thereafter as the Underwriters and the Company shall determine (such date and time of payment and delivery being herein called the "Closing Time"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at such place as shall be agreed upon by the Company and the Underwriters, on the Option Closing Date as specified in the notice from the Underwriters to the Company. Payment for the Initial Securities and the Option Securities, if any, shall be made to the Company by wire transfer of immediately available funds, against delivery of the Common Stock which comprises the Initial Securities and Option Securities, as the case may be, to the Underwriters.

          (c) The Common Stock which comprises the Initial Securities and Option Securities, as the case may be, shall be registered in such name or names as the Underwriters may request in writing at least two business days prior to the Closing Time or the Option Closing Time, as the case may be.

          Section 3.     Certain Covenants of the Company.  The Company
                         --------------------------------
covenants with each of the Underwriters as follows:

          (a) The Company will cause the Registration Statement to become effective and will notify the Underwriters immediately, and confirm the notice in writing, (i) when the Registration Statement, or any post-effective amendment to the Registration Statement, shall have become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, the NASD, the NASDAQ or any state securities commission, (iii) of any request of the Commission to amend the Registration Statement or amend or supplement the Prospectus or for additional information and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes. The Company will use every reasonable effort to prevent the issuance of any such stop order or of any order preventing or suspending such use and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) The Company will not at any time file or make any amendment to the Registration Statement or, if the Company has elected to rely upon Rule 430A of the 1933 Act Regulations ("Rule 430A"), any amendment or supplement to the Prospectus (including documents incorporated by reference into the Registration Statement or the Prospectus) of which the Underwriters shall not previously have been advised and furnished a copy, or to which the Underwriters or counsel for the Underwriters shall reasonably object.

          (c) The Company has furnished or will furnish to the Underwriter as many signed and conformed copies of the Registration Statement as originally filed and of each amendment thereto, whether filed before or after the Registration Statement becomes effective, copies of all exhibits and documents filed therewith and signed copies of all consents and certificates of experts as the Underwriters may reasonably request.

          (d) The Company will deliver or cause to be delivered to the Underwriters, without charge, from time to time until the effective date of the Registration Statement, as many copies of each preliminary prospectus as the Underwriters may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will deliver or cause to be delivered to the Underwriter, without charge, as soon as the Registration Statement shall have become effective (or, if the Company has elected to rely upon Rule 430A, as soon as practicable after the Price Determination Agreement has been executed and delivered) and thereafter from time to time as requested by the Underwriters during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as supplemented or amended) as the Underwriters may reasonably request.

          (e) The Company will comply with the 1933 Act and the 1933 Act Regulations, and the 1934 Act and the 1934 Act Regulations, so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If, at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition exist as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters or counsel for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading, in light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of either such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b) hereof, such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus comply with such requirements.

          (f) The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Underwriters may designate and to maintain such qualifications in effect for a period of not less than one year from the effective date of the Registration Statement; provided, however, that the Company shall not be obligated to file
           ------------------
any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which Securities have been qualified as above provided.

          (g) The Company will make generally available, within the meaning of Rule 158 of the 1933 Act Regulations ("Rule 158"), to the holders of the Securities and the Underwriter as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement of the Company and its subsidiaries (in form complying with the provisions of Rule 158) covering a period of at least 12 months beginning after the effective date of the Registration Statement but not later than the first day of the Company's fiscal quarter next following such effective date.

          (h) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under the caption "Use of Proceeds."

          (i) The Company, during the period when a prospectus is required by the 1933 Act to be delivered in connection with the sales of Common Stock, will cause a registration statement for the Common Stock to be effective and will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act subsequent to the time the Registration Statement becomes effective.

          (j) For a period of five years after the Closing Time, the Company will furnish to the Underwriter copies of all annual reports, quarterly reports and current reports filed by the Company with the Commission, such other documents, reports, proxy statements and information as shall be furnished by the Company to its stockholders generally, and such other public information concerning the Bank, Intervest Mortgage Corporation or the Company as the Underwriter may reasonably request.

          (k) The Company will provide to the holders of the Common Stock annual reports containing financial statements audited by the Company's independent auditors and, upon written request, the Company's annual reports on Form 10-K or Form 10-KSB, as applicable.

          (l) The Company will file with the NASDAQ Stock Market or the NASD all documents and notices required by the NASDAQ Stock Market or the NASD of companies that have issued securities that are traded on the NASDAQ Stock Market.

          (m) The Company shall cause to be prepared by its counsel one or more "blue sky" surveys (each, a "Blue Sky Survey") for use in connection with the offering of the Securities as contemplated by the Prospectus and a copy of each Blue Sky Survey or surveys shall be delivered to each of the Company and the Underwriters. Furthermore, the Underwriters may, in their discretion, require the Company to cause any Blue Sky Survey prepared in connection with any prior public offering of the Company's securities to be updated by counsel for the Company through and as of the date hereof.

          (n) If, at the time the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A, then the Company will prepare, and file or transmit for filing with the Commission in accordance with Rule 430A and Rule 424(b), copies of an amended Prospectus or, if required by Rule 430A, a post-effective amendment to the Registration Statement (including an amended Prospectus) containing all information so omitted.

          (o) The Company will, at its expense, subsequent to the issuance of the Securities, prepare and distribute to the Underwriters and counsel to the Underwriters up to 15 bound volumes and/or cds containing copies of the documents used in connection with the issuance of the Securities, as requested by the Underwriters.

          (p) Neither the Company nor any of its subsidiaries will, prior to the Option Closing Date or thirty (30) days after the date of this Agreement, whichever occurs first, incur any material liability or obligation, direct or contingent, or enter into any material transaction, other than in the ordinary course of business, or any transaction with a related party which is required to be disclosed in the Prospectus pursuant to Item 404 of Regulation S-K of the Commission, except as disclosed in or contemplated by the Prospectus.

          (q) The Company will not sell or issue, contract to sell or issue, or otherwise dispose of, for a period of 180 days after the Closing Time, without the prior written consent of the Underwriters, any shares of, or any securities convertible into or exercisable for shares of, Common Stock other than in connection with any plan or arrangement described in the Prospectus.

          Section 4.     Payment of Expenses.
                         -------------------

          (a) Whether or not the sale of the Securities by the Company is consummated, the Company agrees to pay all expenses incident to the performance of the obligations of the Company under this Agreement, including the following:
(i) the preparation, printing, issuance and delivery of the certificates or entries evidencing the shares of Common Stock comprising the Securities; (ii) the fees and disbursements of the Company's counsel, accountants and other advisors; (iii) the qualification or exemption from qualification of the Securities under all applicable securities or "blue sky" laws, including filing fees and the reasonable fees and disbursements of counsel in connection therewith and in connection with the preparation of the Blue Sky Survey concerning such jurisdictions as the Underwriters may reasonably designate; (iv) the printing and delivery to the Underwriters, in such quantities as the Underwriters shall reasonably request, copies of the Prospectus, and all other documents in connection with this Agreement; (v) the filing fees and the fees and disbursements of counsel incurred in connection with the review of the Offering by the NASD; (vi) the fees for listing the Common Stock comprising the Securities on the Nasdaq SmallCap Market or the NASDAQ National Market, as applicable; (vii) the fees and expenses relating to advertising expenses, investor meeting expenses and other miscellaneous expenses relating to the marketing by the Underwriters of the Securities other than Underwriters' out-of-pocket expenses described in (b) below; and (viii) the fees and charges of any transfer agent, registrar or other agent. In the event that the Underwriters incur any such expenses on behalf of the Company, the Company will pay or reimburse the Underwriters for such expenses regardless of whether the Offering is successfully completed, and such reimbursements will not be included in the expense limitations set forth in the following paragraph.

          (b) In addition, the Company will reimburse the Underwriters for all reasonable out-of- pocket expenses, including legal fees and expenses of Underwriters' counsel, incurred by the Underwriter in connection with the services provided by the Underwriters to the Company pursuant to this Agreement. Such legal fees shall not exceed (i) $50,000 with regard to the Offering (excluding the out-of-pocket expenses of counsel and any "blue sky" fees and expenses), (ii) and $10,000 with regard to the Underwriters' other out-of-pocket expenses, without the approval of the Company. The Underwriters will provide a detailed accounting of the out-of-pocket expenses referred to in this paragraph, which will be paid by the Company on the Closing Time. The parties hereto acknowledge that the expense limitations set forth in this paragraph may be exceeded in the event of a material delay in the Offering that requires an update of financial or other information contained in the Prospectus.

          (c) If (i) the Closing Time does not occur on or before August 30, 2005, (ii) the Company abandons or terminates the Offering, or (iii) this Agreement is terminated by the Underwriter in accordance with the provisions of
Section 5, (6)(i), or 9(a), the Company shall reimburse the Underwriters for its reasonable out-of-pocket expenses, as set forth in this Section 4, including the reasonable fees and disbursements of counsel for the Underwriters.

          Section 5.     Conditions of Underwriter's Obligations. The
                         ---------------------------------------
obligations of the Underwriters to purchase and pay for the Securities that it has agreed to purchase pursuant to this Agreement are subject, in the discretion of the Underwriters, to the accuracy of the representations and warranties of the Company contained herein or in certificates of the officers of the Company or any subsidiary delivered pursuant to the provisions hereof, to the execution of the Price Determination Agreement no later than 5:30 p.m. on the first business day following the date hereof, or at such later time as the Underwriters may agree in writing (in the Underwriters' sole discretion), to the performance by the Company of its obligations hereunder and to the following further conditions:

          (a) The Registration Statement shall have become effective no later than 4:00 p.m. on the first business day following the date hereof, or at such later time or on such later date as the Underwriter may agree to in writing; at the Closing Time, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall be pending or, to the Underwriters' knowledge or the knowledge of the Company, shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel for the Underwriters. If the Company has elected to rely upon Rule 430A, a prospectus containing the information required by Rule 430A shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A).

     (b)     At the Closing Time, the Underwriters shall have received:

          (i) The favorable legal opinion, dated as of the Closing Time, of Harris Beach PLLC ("Harris Beach"), counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriter, substantially in the form set forth in EXHIBIT C and a letter in the form
                                            ---------
     of EXHIBIT D.
        ----------

          (ii) The favorable legal opinion, dated as of the Closing Time, of Blank Rome LLP ("Blank Rome") counsel for the Underwriter, in form and substance satisfactory to the Underwriter.

          In rendering their opinion, counsel may rely, to the extent such counsel deems such reliance necessary or appropriate, upon certificates of governmental officials, certificates or opinions of other counsel reasonably satisfactory to the Underwriter and, as to matters of fact, officers' certificates. The opinion of such counsel need refer only to matters of Delaware and federal law and may add other qualifications and explanations of the basis of their opinion as may be reasonably acceptable to the Underwriter.

          (c) At the Closing Time and again at the Option Closing Date, (i) the Registration Statement and the Prospectus, as they may then be amended or supplemented, shall contain all statements that are required to be stated therein under the 1933 Act and the 1933 Act Regulations and shall conform in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations, the Company shall have complied in all material respects with Rule 430A (if it shall have elected to rely thereon), and neither the Registration Statement nor the

Prospectus, as they may then be amended or supplemented, shall contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) there shall not have been, since the respective dates as of which information is given in the Prospectus, any Material Adverse Change in the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business; (iii) no action, suit or proceeding at law or in equity shall be pending or, to the knowledge of the Company, threatened against the Company or its subsidiaries that would be required to be set forth in the Registration Statement that is not set forth therein, and no proceedings, investigations or inquiries shall be pending or, to the knowledge of the Company, threatened against either of the Company or any subsidiary of the Company or any officer of the Company, the Bank or Intervest Mortgage Corporation before or by any federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding would materially adversely affect the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise, other than as set forth in the Prospectus; (iv) the Company shall have complied, in all material respects, with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time or Option Closing Date, as applicable;
(v) the other representations and warranties of the Company set forth in Section l(a) hereof shall be accurate in all material respects as though expressly made at and as of the Closing Time or Option Closing Date, as applicable; and (vi) no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose been initiated or, to the best knowledge of the Company, threatened by the Commission. At the Closing Time, the Underwriter shall have received a certificate of the President and the Chief Financial Officer of the Company, dated as of the Closing Time, to such effect.

          (d) At the time that this Agreement is executed by the Company, the Underwriters shall have received from each of Hacker Johnson and Eisner LLP a letter or letters, dated such date, in form and substance satisfactory to the Underwriter, confirming that they are independent registered public accountants with respect to the Company and Intervest Mortgage Corporation, respectively, within the meaning of the 1933 Act and the 1933 Act Regulations and the rules and regulations of PCAOB, and stating in effect that, with respect to the Company and Intervest Mortgage Corporation, as applicable:

          (i) in their opinion, the consolidated financial statements as of December 31, 2004 and 2003, and for each of the years in the three year period ended December 31, 2004 and the related financial statement schedules, if any, included or incorporated by reference in the Registration Statement and the Prospectus with respect to the Company or the consolidated financial statements as of December 31, 2004 and 2003, and for each of the years in the three year period ended December 31, 2004 and the related annual statement schedules of Intervest Mortgage Corporation relied upon in preparing the consolidated financial statements of the Company with respect to Intervest Mortgage Corporation and covered by their opinions included therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations and the Securities Exchange Act of 1934 (the "1934 Act") and related regulations of the SEC (the "1934 Act Regulations");

          (ii) on the basis of procedures (but not an audit in accordance with generally accepted accounting standards) specified by the PCAOB for a review of interim financial information as described in SAS No. 100, Interim Financial Information, including a reading of the latest available
     ------- --------- -----------
     interim consolidated financial statements of the Company or Intervest Mortgage Corporation, as applicable, a reading of the minutes of all meetings of the Board of Directors of the Company and the Bank with respect to the Company or the minutes of all meetings of the Board of Directors of Intervest Mortgage Corporation with respect to Intervest Mortgage Corporation and of the Audit, Loan and Executive Committees of the Board of Directors of the Company and Bank with respect to the Company or the Audit Committee of Intervest Mortgage Corporation, with respect to Intervest Mortgage Corporation since March 31, 2005, inquiries of certain officials of the Company and its subsidiaries or the Intervest Mortgage Corporation and its subsidiaries, as applicable, responsible for financial and accounting matters, and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) the unaudited interim consolidated financial information of the Company included or incorporated by reference in the Prospectus, if any, with respect to the Company, or the unaudited interim consolidated financial information of Intervest Mortgage Corporation included in the Company's interim consolidated financial information, with respect to the Company do not comply as to form in all material respects with applicable accounting requirements of the 1933 Act, the 1934 Act and related regulations, or are not presented in conformity with generally accepted accounting principles applied on a basis consistent with that of the audited financial statements included in the Prospectus;

               (B) at a specified date not more than three days prior to the date of this Underwriting Agreement, there was any increase in total borrowings, FRB borrowings, real estate owned or Federal Home Loan Bank advances of the Company and its consolidated subsidiaries or any decrease in total assets, total deposits or stockholders' equity of the Company and its consolidated subsidiaries, any increase in the number of outstanding shares of capital stock of the Company and its consolidated subsidiaries or any increase or decrease in the provision for loan losses allowance of the Company and its consolidated subsidiaries, in each case as compared with amounts shown in the financial statements at March 31, 2005 included in the Registration Statement, except in all cases for changes, increases or decreases that the Registration Statement discloses have occurred or may occur; or

               (C) for the period from March 31, 2005 to a specified date not more than three days prior to the date of this Agreement, there was no decrease in consolidated net interest income, non-interest income, net income or net income per share or any increase in the consolidated provision for loan losses, in each case as compared with a period of comparable length in the preceding year, except in all cases for changes, increases or decreases that the Registration Statement discloses have occurred or may occur; and

          (iii) in addition to the procedures referred to in clause (ii) above, they have performed other specified procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information appearing in the Registration Statement (including the Selected Consolidated Financial Data) (having compared such items with, and having found such items to be in agreement with, the financial statements of the Company or general accounting records of the Company, as applicable, which are subject to the Company's internal accounting controls or other data and schedules prepared by the Company from such records); and

          (iv) on the basis of a review of schedules provided to them by the Company, nothing came to their attention that caused them to believe that the pro forma information set forth in the Prospectus under the heading "Capitalization" had not been correctly calculated on the basis described therein.

          (e) At the Closing Time, the Underwriters shall have received from each of Hacker Johnson and Eisner LLP, a letter, in form and substance satisfactory to the Underwriters and dated as of the Closing Time, reaffirming the statements made in the letter(s) furnished pursuant to Section 5(d) hereof, except that the inquiries specified in Section 5(d) hereof shall be made based upon the latest available unaudited interim consolidated financial statements and the specified date referred to shall be a date not more than five days prior to the Closing Time.

          (f) At the Closing Time and the Option Closing Date, counsel for the Underwriters shall have been furnished with all such documents, certificates and opinions as they may reasonably request for the purpose of enabling them to pass upon the issuance and sale of the Securities as contemplated in this Agreement and the matters referred to in Section 5(c) hereof and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company, the performance of any of the covenants of the Company or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company at or prior to the Closing Time and the Option Closing Date, as applicable, in connection with the authorization, issuance and sale of the Securities as contemplated in this Agreement shall be satisfactory in form and substance to the Underwriters and to counsel for the Underwriters.

          (g) The Company shall have paid, or made arrangements satisfactory to the Underwriter for the payment of, all such expenses as may be required by
Section 4 hereof.

          (h)     In the event the Underwriters exercise the option provided in
Section 2 hereof to purchase all or any portion of the Option Securities, the obligations of the Underwriters to purchase the Option Securities that they have agreed to purchase shall be subject to the receipt by the Underwriters on the Option Closing Date of:

          (i) A certificate, dated the Option Closing Date, of the President and the Chief Financial Officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(c) hereof remains true as of the Option Closing Date;

          (ii) The favorable opinion of Harris Beach, counsel for the Company, addressed to the Underwriters and dated the Option Closing Date, in form satisfactory to

     Blank Rome, counsel to the Underwriters, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(b)(i) hereof;

          (iii) The favorable opinion of Blank Rome LLP, counsel to the Underwriters, dated the Option Closing Date, relating to the Option Securities and otherwise to the same effect as the opinion required by
     Section 5(b)(ii) hereof; and

          (iv) A letter from each of Hacker Johnson and Eisner LLP addressed to the Underwriters and dated the Option Closing Date, in form and substance satisfactory to the Underwriters and substantially the same in form and substance as the letter(s) furnished to the Underwriters pursuant to
     Section 5(e) hereof.

          (i) The Common Stock comprising the Securities shall have been qualified or registered for sale, or subject to an available exemption from such qualification or registration, under the "blue sky" or securities laws of such jurisdictions as shall have been reasonably specified by the Underwriters, and the Offering contemplated by this Agreement shall have been cleared by the NASD.

          (j) The Lock-Up Agreements shall have been delivered to the Underwriters.

          If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement, this Agreement may be terminated by the Underwriters on notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party, except as provided in Section 4 of this Agreement. Notwithstanding any such termination, the provisions of Sections 4, 6, 7, 10 and 12 of this Agreement shall remain in effect.

          Section 6.     Indemnification.
                         ---------------

          (a) The Company agrees to indemnify and hold harmless each of the Underwriters, each officer, partner, director, employee, agent and legal counsel of the Underwriters, and each person, if any, who controls the Underwriters within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any loss, liability, claim, damage and expense whatsoever (which shall include, but not be limited to, amounts incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim or investigation whatsoever and any and all amounts paid in settlement of any claim or litigation, provided such settlement is entered into with the consent of the Company as provided herein), as and when incurred, arising out of, based upon or in connection with (i) any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, contained in (A) any preliminary prospectus, the Registration Statement or the Prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto or in any document incorporated by reference therein or required to be delivered with any preliminary prospectus or the Prospectus or (B) in any application or other document or communication (collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the "blue sky" or securities laws thereof or filed with the Commission, the NASD or any securities exchange, unless such statement or omission or alleged statement or omission was made in reliance upon and in conformity with written information concerning the Underwriter, this Agreement or the compensation of the Underwriters furnished to the Company by or on behalf of the Underwriter expressly for inclusion in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or (ii) any breach of any representation, warranty, covenant or agreement of the Company contained in this Agreement. For purposes of this section, the term "expense" shall include, but not be limited to, counsel fees and costs, court costs, out-of-pocket costs and compensation for the time spent by any of the Underwriter's directors, partners, officers, employees and counsel according to his or her normal hourly billing rates. The indemnification provisions shall also extend to all directors, partners, officers, employees, agents, legal counsel and controlling persons of each affiliate of each of the Underwriters.

          (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, each officer who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) above, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or any application in reliance upon and in conformity with written information about such Underwriter, this Agreement or the compensation of the Underwriter, furnished to the Company by the Underwriter expressly for inclusion in such preliminary prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or in any application.

          (c) An indemnified party shall give prompt notice to each indemnifying party if any action, suit, proceeding or investigation is commenced in respect of which indemnity may be sought hereunder, but failure to notify an indemnifying party shall not relieve the indemnifying party from its obligations to indemnify hereunder, except to the extent that the indemnifying party has been prejudiced in any material respect by such failure. If it so elects within a reasonable time after receipt of such notice, an indemnifying party may assume the defense of such action, including the employment of counsel satisfactory to the indemnified parties and the payment of all expenses of the indemnified party in connection with such action. Such indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties, unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or the indemnifying party shall not have promptly employed counsel satisfactory to such indemnified party or parties or such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties that are different from or additional to those available to one or more of the indemnifying parties, in any of which events such fees and expenses shall be borne by the indemnifying party and the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. The Company shall be liable for any settlement of any claim against such Underwriter (or any of its directors, officers, employees, agents, legal counsel or controlling persons) made with the Company's written consent, which consent shall not be unreasonably withheld. The Company shall not, without the written consent of any Underwriter, settle or compromise any claim against such Underwriter (or any of its directors, officers, employees, agents, legal counsel or controlling persons) based upon circumstances giving rise to an indemnification claim against the Company hereunder unless such settlement or compromise provides that such Underwriter and the other indemnified parties shall be unconditionally and irrevocably released from all liability in respect to such claim.

          (d) In order to provide for just and equitable contribution, if a claim for indemnification pursuant to these indemnification provisions is made but it is found in a final judgment by a court that such indemnification may not be enforced in such case, even though the express provisions hereof provide for indemnification in such case, then the Company, on the one hand, and any Underwriter, on the other hand, shall contribute to the amount paid or payable by such indemnified persons as a result of such loss, liability, claim, damage and expense (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriter, on the other hand, from the underwriting, or (ii) if the allocation provided by clause
(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriter, on the other hand, in connection with the statements, acts or omissions which resulted in such loss, liability, claim, damage and expense, and any other relevant equitable considerations. No person found liable for a fraudulent misrepresentation or omission shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation or omission. Notwithstanding the foregoing, no Underwriter shall be obligated to contribute any amount hereunder that exceeds the amount of the underwriting discount retained by it.

          (e) The indemnity and contribution agreements contained herein are in addition to any liability which the Company may otherwise have any of the Underwriters.

          (f) Neither termination nor completion of the engagement of the Underwriters nor any investigation made by or on behalf of any of the Underwriters shall affect the indemnification obligations of the Company or the Underwriters hereunder, which shall remain and continue to be operative and in full force and effect.

          (g) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder at Closing Time (or Option Closing Time), the non-defaulting Underwriter may, in its discretion and without obligation, arrange for it or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter, the non-defaulting Underwriter does not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the non-defaulting Underwriter to purchase such Securities on such terms. In the event that, within the respective prescribed periods, the non-defaulting Underwriter notifies the Company that it has so arranged for the purchase of such Securities, or the Company notifies the non-defaulting Underwriter that it has so arranged for the purchase of such Securities, the non-defaulting Underwriter or the Company shall have the right to postpone such Closing Time (or Option Closing Time, as applicable) for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the non-defaulting Underwriter's opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

          (h) If, after giving effect to any arrangement for the purchase of the Securities of a defaulting Underwriter by the non-default Underwriter and the Company as provided in subsection (g) above, the aggregate number of Securities which remains unpurchased does not exceed one-tenth of the aggregate number of all of the Securities to be purchased at such Closing Time (or Option Closing Time), then the Company shall have the right to require the non-defaulting Underwriter to purchase the number of shares which such Underwriter agreed to purchase hereunder at such Closing Time (or Option Closing
Time) and, in addition, to require the non-defaulting Underwriter to purchase the Securities of such defaulting Underwriter for which such arrangements have not been made, but nothing herein shall relieve a default Underwriter from liability for its default.

          (i) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter by the non-defaulting Underwriter and the Company as provided in subsection (g) above, the aggregate number of such Securities which remains unpurchased exceeds one-tenth of the aggregate number of all the Securities to be purchased at such Closing Time, or if the Company shall not exercise the right described in subsection (h) above to require the non-defaulting Underwriter to purchase Securities of the defaulting Underwriter, then this Agreement (or, with respect to the Option Closing Time, the obligations of the remaining Underwriter to purchase and of the Company to sell the Option Securities) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company as provided in Section 4 hereof and the indemnity and contribution agreements in this Section 6 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          Section 7.     Representations, Warranties and Agreements to Survive
                         -----------------------------------------------------
Delivery. The representations, warranties, indemnities, agreements and other
--------
statements of the Company or its officers set forth in or made pursuant to this Agreement will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriters or any controlling person of the Underwriter and will survive termination of this Agreement and receipt or delivery of and payment for the Securities.

          Section 8.     Offering by the Underwriter.  The Company is advised by
                         ---------------------------
the Underwriters that the Underwriters propose to make a public offering of the Securities, on the terms and conditions set forth in the Registration Statement from time to time as and when the Underwriters deem advisable after the Registration Statement becomes effective.

          Section 9.     Termination of Agreement.
                         ------------------------

          (a) The Underwriters may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, any Material Adverse Change; or (ii) if there has occurred any material adverse change in the financial markets of the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriters, impracticable or inadvisable to market the Securities or enforce contracts for the sale of the Securities; or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the NASD, or if trading generally on The New York Stock Exchange, Nasdaq National Market, Nasdaq SmallCap market or in the over-the-counter market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by such exchange or system or by order of the Commission, the NASD or any other governmental authority with appropriate jurisdiction over such matters, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States; or (iv) if a banking moratorium has been declared by any federal, Delaware, New York or New Jersey authority; or (v) if there shall have been such material and substantial change in the market for securities in general or in political, financial or economic conditions as in the Underwriters' judgment makes it inadvisable to proceed with the offering, sale and delivery of the Securities on the terms contemplated by the Prospectus; or (vi) if the Underwriters reasonably determines (which determination shall be in good faith) that there has not been satisfactory disclosure of all relevant financial information relating to the Company in the Company's disclosure documents and that the sale of the Securities is inadvisable given such disclosures; (vii) if the events described in Section 6(i) occur; or (viii) if the Price Determination Agreement has not been executed by all the parties hereto prior to 5:30 p.m. on the first business day following the date of this Agreement.

          (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party, except to the extent provided in Section 4 and 6(i) hereof. Notwithstanding any such termination, the provisions of Sections 4, 6, 7, 10 and 12 hereof shall remain in effect.

          Section 10.      Notices. All notices and other communications under
                           -------
this Agreement shall be in writing and shall be deemed to have been duly given if delivered, mailed or transmitted by any standard form of telecommunication. Notices shall be addressed as follows:

          If to the Underwriter:

               Ryan Beck & Co., Inc., as representative of the co-managers and the Underwriters
               18 Columbia Turnpike
               Florham Park, New Jersey 07932-2289
               Attention: Bruce G. Miller, Managing Director with a copy to:

               Blank Rome LLP
               One Logan Square
               Philadelphia, PA   19103
               Attention:  Barry H. Genkin, Esquire

          If  to  the  Company:

               Intervest  Bancshares  Corporation
               One  Rockefeller  Plaza,  Suite  400
               New  York,  NY   10020
               Attention:  Lowell  S.  Dansker,  President  and  Vice  Chairman

          with  a  copy  to:

               Harris  Beach  PLLC
               99  Garnsey  Road
               Pittsford,  NY   14534
               Attention:  Thomas  E.  Willett,  Esquire


          Section 11.     Parties.  This Agreement is made solely for the
                          -------
benefit of the Underwriters, and the officers, directors, employees, agents and legal counsel of the Underwriters specified in Section 6 hereof, the Company and, to the extent expressed, any person controlling the Company or the Underwriters, and the directors of the Company, its officers who have signed the Registration Statement, and their respective executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from the Underwriters of the Securities.

          Section 12.     WAIVER OF TRIAL BY JURY.  THE UNDERWRITERS AND THE
                          -----------------------
COMPANY HEREBY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE) RELATED TO OR ARISING OUT OF THIS AGREEMENT.

          Section 13.     Governing Law and Time.  This Agreement shall be
                          ----------------------
governed by the laws of the State of New Jersey. Specified times of the day refer to New York City time.

          Section 14.     Counterparts.  This Agreement may be executed in one
                          ------------
or more counterparts, and when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

          Section 15.     Miscellaneous.  This Agreement, including all Exhibits
                          -------------
hereto, constitutes the entire understanding of the parties and supercedes any and all prior negotiations of the parties with respect to this subject matter. This Agreement may be amended only in writing signed by each of the parties. In the event that any term, provision or covenant herein or the application thereof to any circumstances or situation shall be invalid or unenforceable, in whole or in part, the remainder hereof and the application of said term, provision or covenant to any other circumstance or situation shall not be affected thereby, and each term, provision or covenant herein shall be valid and enforceable to the full extent permitted by law. The failure or delay by the Underwriters or the Company in exercising any right, power or privilege hereunder shall not operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. If the Public Offering is consummated, the Underwriters may, at their option and expense, place an announcement in such newspapers and periodicals as the Underwriters may choose stating that the Underwriters have so acted, and the capacity in which they acted.

     [The remainder of this page has been left blank intentionally.]

IN WITNESS WHEREOF, the parties hereto have signed this Agreement and have declared it effective as of the date written above.


                                  INTERVEST BANCSHARES CORPORATION



                                      By:  /s/ Lowell  S.  Dansker
                                           -----------------------
                                           Lowell  S.  Dansker
                                           President  and  Vice  Chairman




                                  RYAN BECK & CO., INC., AS REPRESENTATIVE OF
                                    THE  CO-MANAGERS  AND  THE  UNDERWRITERS


                                      By:  /s/ Bruce G. Miller
                                           -------------------
                                           Bruce  G.  Miller
                                           Managing  Director

                                         SCHEDULE I
                                         ----------


                                                           Number of Option Securities to be
                                  Total number of Initial   purchased if Maximum Option is
          Underwriter                   Securities                     Exercised
--------------------------------  -----------------------  ---------------------------------

Ryan Beck & Co., Inc.                           1,000,000                            150,000
Sandler O'Neill & Partners, L.P.                  250,000                             37,500
Total                                           1,250,000                            187,500